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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2004

                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 NEW YORK 1-4482
                  (State or Other Jurisdiction (Commission File
                            of Incorporation) Number)

                       50 MARCUS DRIVE, MELVILLE, NEW YORK
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

         On February 17, 2004, the Registrant issued a press release announcing the corporation's fourth quarter 2003 results, which has been furnished to the Securities and Exchange Commission on a Current Report on Form 8-K under Item 12
(the "Item 12 Form 8-K"). A copy of the Registrant's consolidated statement of operations (and accompanying notes), consolidated balance sheet and segment information, included in the Item 12 Form 8-K, are attached hereto as an Exhibit
(99.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ARROW ELECTRONICS, INC.

                                        By:  /s/Peter S. Brown
                                             --------------------------
                                             Name:  Peter S. Brown
                                             Title: Senior Vice President

Date: February 17, 2004

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                                  EXHIBIT INDEX

The following exhibit is filed herewith:

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
Exhibit        Description
-------        -----------
99.1           Consolidated statement of operations (and accompanying notes), consolidated balance sheet and segment information.